UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
Form N-CSRS
____________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23980
____________________
T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND
(Exact name of Registrant as specified in its Charter)
____________________

1 Vanderbilt Avenue, 16th Floor
New York, New York 10017
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 326-1500
Grove Stafford, Esq.
OHA Private Credit Advisors II, L.P.
1 Vanderbilt Avenue, 16th Floor
New York, New York 10017
(Name and address of Agent for Service)

Date of reporting period: June 30, 2026

T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Item 1. Letter to Shareholders

Key Risks and Disclosures

T. Rowe Price OHA Flexible Credit Income Fund (“OFLEX”) is a non-exchange traded, closed-end management investment company that operates as an “interval fund”. OFLEX expects to invest at least 80% of its assets in fixed income securities and credit instruments. The Fund is designed primarily for long-term investors and not as a trading vehicle. This investment involves a high degree of risk. An investor should purchase these securities only if they can afford the complete loss of the investment. This document must be read in conjunction with the OFLEX prospectus, including the “Risk Factors” sections therein, in order to fully understand all the implications and risks of an investment in OFLEX. These risks include, but are not limited to, the following:

We have limited prior operating history and there is no assurance that we will achieve our investment objective.

We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.

We will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to have limited liquidity.

The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

The investor will bear substantial fees and expenses in connection with their investment. The Fund charges management fees, incentive fees, loads, other expenses or brokerage commissions and fees for optional services may also apply. These fees will detract from the total return. Fees and expenses may result in a significant difference between gross and net returns.

We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing a shareholder’s tax basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price.

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by OHA Private Credit Advisors II, L.P. (the "Adviser") or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which investors would otherwise be entitled.

We expect to use leverage, which may increase the volatility of OFLEX’s investments and will magnify the potential for loss on amounts invested in us.

We intend to invest a substantial portion in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as

“junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid, unregistered and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

This document must be read in conjunction with the OFLEX prospectus in order to fully understand all the implications and risks of an investment in OFLEX. This document is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus, which must be made available to an investor prior to making a purchase of shares in connection with this offering and is available on OFLEX’s website. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contains a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition.

Numerical data is approximate and as of June 30, 2026, unless otherwise noted. The words “we”, “us”, and “our” refer to OFLEX, unless the context requires otherwise. Diversification of an investor’s portfolio does not assure a profit or protect against loss in a declining market.

Past performance does not guarantee future results. Actual results may vary. There is no guarantee that an investor would achieve results comparable to those presented. The data used to calculate the returns is unaudited and subject to revision.

Additional Disclosure Information

All investments involve the risk of material or total loss. Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are in the best interest of, or suitable for, eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss. An investor should purchase these securities only if they can afford the complete loss of the investment.

Fixed-income securities are subject to credit risk, call risk, prepayment risk and interest rate risk. As interest rates rise, bond prices generally fall. Investments in bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are typically greater in emerging markets.

The Fund may enter into short sales by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price.

OFLEX may invest in derivatives, including Collateralized Loan Obligations (CLOs), options and futures, which may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency risk, leverage risk, liquidity risk, index risk, pricing risk, and counterparty risk.

OFLEX is “non-diversified,” meaning it may invest a greater portion of its assets in a single company. A non-diversified fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

The contents of this communication: (i) do not constitute an offer of securities or a solicitation of an offer to buy securities in the United States or in which jurisdiction such an offer or solicitation would be unlawful under the applicable laws and regulations, (ii) do not and cannot replace the offering documents and is qualified in its entirety by the offering documents, and (iii) may not be relied upon in making an investment decision related to any investment offering by the issuer of the securities, or any affiliate, or partner thereof. This material is provided for informational purposes only and should not be construed as investment advice or a recommendation for any securities product or service of any kind (implied or otherwise). Investments mentioned may not be in the best interest of, or suitable for all investors. Any product discussed herein may be purchased only after an investor has carefully reviewed the prospectus and executed the subscription documents. Investors should consult their financial and tax adviser before making investments in order to determine the appropriateness of any investment discussed herein.

Opinions and estimates offered herein constitute the judgment of Oak Hill Advisors, L.P. ("Oak Hill Advisors") as of the date this document is provided to an investor and are subject to change as are statements about market trends. All opinions and estimates are based on assumptions, all of which are difficult to predict and many of which are beyond the control of Oak Hill Advisors. In preparing this document, Oak Hill Advisors. has relied upon and assumed, without independent verification, the accuracy and completeness of all information. Oak Hill Advisors. believes that the information provided herein is reliable; however, it does not warrant its accuracy or completeness. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

This material was not created by any third-party registered broker-dealers or investment advisers who are distributing shares of OFLEX (each, a “Dealer”). The Dealers are not affiliated with OFLEX and have not prepared the material or the information herein. Further, opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses / affiliates of a Dealer. This is not a “research report” as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates. Interests in alternative investment products are distributed by the applicable Dealer and (1) are not FDIC-insured, (2) are not deposits or other obligations of such Dealer or any of its affiliates, and (3) are not guaranteed by such Dealer and its affiliates. Each Dealer is a registered broker-dealer or investment adviser, not a bank.

In the United States, securities are offered through T. Rowe Price Investment Services Inc., a broker dealer, registered with the U.S. Securities and Exchange Commission and a member of FINRA, and advisory services are offered by OHA Private Credit Advisors II, L.P. T. Rowe Price Investment Services, Inc. and OHA Private Credit Advisors II, L.P. are affiliated and both entities are T. Rowe Price companies.

I. Fund Overview

T. Rowe Price OHA Flexible Credit Income Fund (“OFLEX” or “the Fund”) seeks to generate current income by investing across OHA’s credit-focused platform. The Fund employs an “all-weather” strategy with flexibility to invest across the credit spectrum in both private and public markets.

As of June 30, 2026, the Fund had a net asset value of $250 million. Following the conclusion of its seed capital fundraising period on February 1, 2026, and the effectiveness on March 13, 2026 of the Fund’s registration statement filed under the Securities Act of 1933, as amended, the Fund began a public offering of its shares in March 2026.

Against a dynamic market backdrop during the first half of 2026, the Fund remained focused on generating attractive income through a diversified portfolio across public and private credit markets. The Fund's flexible mandate and rigorous credit selection helped navigate and seize on market volatility during the first quarter, positioning the portfolio to benefit from improving market conditions during the second quarter. As of June 30, 2026, OFLEX returned 0.25% year-to-date and 7.53% on an annualized basis since inception1. OFLEX’s year-to-date gains were broadly distributed across the portfolio, with the largest contributions from Direct Lending and Asset Based Lending. The Fund maintained robust distributions during the first half of the year, consistent with its investment objectives, ending the period with an annualized distribution rate of 10.4%.

Portfolio composition as of the end of the first half of 2026 reflects the Fund's flexible, multi-strategy approach to credit investing. As of June 30, 2026, the Fund was diversified across strategy, sectors and issuers while position sizes were calibrated based on conviction and relative value considerations. OFLEX was invested in 110 issuers across income-generating credit investments. The Fund's largest strategy allocations were Direct Lending (41%), Liquid Credit (18%), and Junior Capital Solutions (17%), followed by Asset Based Lending (13%), Special Situations (8%) and CLOs/Structured Credit (3%). The portfolio maintained broad industry diversification, with the largest exposures in High Tech (15%), Business Services (14%), Healthcare, Education and Childcare (11%) and Finance (8%). As of June 30, 2026, approximately 97% of the portfolio was invested in companies located in North America.

Portfolio activity during the first half of 2026 reflected the Fund's opportunistic mandate and ability to capitalize on market volatility while remaining highly selective based on rigorous underwriting. Periods of dislocation in liquid credit markets, particularly during the first quarter, created attractive opportunities to deploy capital into investments that OHA believed offered compelling risk-adjusted return potential. Investment activity remained focused on high-conviction borrowers and business models defensively positioned in relation to heightened market risks discussed below. The Fund selectively increased its exposure to Liquid Credit and other assets in Asset Based Lending where repricing enhanced potential returns, while maintaining a diversified portfolio across investment strategies. Overall, the Fund deployed across select high-quality idiosyncratic opportunities offering attractive relative value. These tactical portfolio adjustments helped position the Fund
(1) OFLEX inception date is June 17, 2024.

to benefit from improving market conditions during the second quarter while remaining well-suited to the Fund’s income-focused mandate.

The target asset mix for the portfolio once fully ramped is 20%-50% Direct Lending, 0%-30% Junior Capital Solutions, 0%-30% Asset Based Lending, 0%-30% CLOs / Structured Credit, 0%-30% Special Situations, and 0%-30% Liquid Credit. Actual allocations may vary over time based on market conditions, relative value opportunities, and the availability of attractive investments.

II. 1H 2026 Market Update

Markets were volatile during the first half of 2026, reflecting investor concerns on the potential impacts of rapid artificial intelligence ("AI") developments, geopolitical conflict in the Middle East, persistent inflationary pressures and interest rate policy uncertainty. Fears over AI’s potential to disrupt established business models led to an initial sharp, indiscriminate pullback in software credit and equity markets in Q1 that spread to adjacent sectors. The start of the U.S.-Iran war compounded risk-off sentiment, and Iran’s retaliatory closure of the Strait of Hormuz disrupted global energy supply, threatening economic conditions globally. However, a strong rebound came in the second quarter, supported by resilient economic data and robust corporate earnings. Indications of progress toward a U.S.-Iran peace agreement generally eased pressure on energy markets. A long-awaited leadership transition to Kevin Warsh as Chair of the Federal Reserve added uncertainty to the interest rate policy outlook. Overall, markets priced in a higher-for-longer interest rate outlook given this backdrop.

Equity markets ended the first half of the year with strong gains overall, despite periods of pronounced volatility. The Russell 2000 delivered the strongest returns across major equity indices at 21.9%, followed by the Nasdaq and S&P 500 at 12.8% and 11.1%, respectively. Credit market returns overall were modest, with wide dispersion across sectors and issuers. Higher-quality credit outperformed. High yield returned 1.8% year-to-date as spread tightening offset the rise in rates. The 10-year Treasury Yield rose by 30 bps to 4.5% during the first half of 2026. Single-B and BB-rated bonds returned 2.5% and 1.8%, respectively, while CCCs trailed at 0.1%. Leveraged loans returned 1.4% year-to-date, as CCC-rated loans lost 3.0% and single-B and BB-rated loans returned 1.5% and 2.3%, respectively. Despite fears of broader deterioration in credit quality, the distress ratio declined to 4.9%, while default rates for high yield rose modestly to 2.0% between year-end 2025 and the end of the second quarter, supporting OHA’s view that credit weakness is idiosyncratic, not systemic.

Capital markets activity was robust year-to-date, reflecting continued investor demand despite intermittent volatility with a focus on refinancing issuance for larger and more seasoned borrowers. High yield bond issuance totaled $186.9 billion year-to-date, supported by a surge in AI infrastructure and data-center related financing. Leveraged loan issuance totaled $438 billion year-to-date, including repricing and refinancing transactions, as borrowers took advantage of favorable market conditions and strong CLO demand. Private credit deal activity was muted in the first quarter as sponsors and companies entered a transitional period of demand and price discovery, but deal flow picked up meaningfully in the latter part of the second quarter.

Concerns over credit quality drove a spike in outflows from non-traded business development companies, reducing competition from retail-oriented managers and contributing to wider spreads for new senior private financings of 500-550 bps. At the same time, spreads in the broadly syndicated market tightened, causing the spread premium for direct lending to increase to ~260 bps, enhancing the relative value of direct lending. Private lenders have continued to maintain pricing and documentation discipline, while both liquid and private financing markets have remained largely closed to software and AI-exposed credits.

III. Outlook & Pipeline

Subsequent to quarter-end, financial markets remained dynamic. The conflict between the U.S. and Iran escalated again, raising doubts about the prospects of near-term resolution. Investors continue to reassess geopolitical risks and potential implications for global growth and monetary policy. A renewed rise in energy prices raised inflationary pressures. At the same time, softer payroll data and lower inflation readings post-June tempered rate expectations.

OHA remains well positioned with stable capital to deploy into an expanded opportunity set. Dispersion remains elevated across and within asset classes. These opportunities include capital solutions for high-quality companies with stretched capital structures and new private financings at attractive spread premiums for new LBOs. Notably, there has been an increase in opportunities for incremental private financings where the capacity of certain existing lenders to participate has become more constrained. Despite intermittent deal flow in the private markets, OHA’s year-to-date direct lending activity is on pace with its record 2025 deployment, reflecting a proprietary sourcing network and durable capital base.

Having invested through multiple cycles, OHA views recent credit issues as idiosyncratic rather than systemic, leading to increased manager differentiation. OHA continues to actively manage its portfolio, re-underwriting its investment thesis and positions and selectively deploying into high-quality, high-conviction opportunities.

******

As always, please feel free to contact any member of the Oak Hill Advisors team with any questions or comments.

Best regards,
Oak Hill Advisors, L.P.

As of June 30, 2026, unless otherwise noted. Sources: Bloomberg, BofA, J.P. Morgan and S&P UBS. Broadly syndicated market spreads and large cap private credit spreads sourced from KBRA DLD, CreditSights as of May 30, 2026. Index returns (total return with dividends reinvested) shown for the S&P 500, NASDAQ, Russell 2000, EuroStoxx. 10-Year Treasury represents U.S. Generic Govt. 10 Year Yield. High Yield represents the ICE BofA U.S. High Yield Index. Single-B-rated bonds represent the ICE BofA single-B U.S. High Yield Index. BB-rated bonds represent the ICE BofA BB U.S. High Yield Index. CCC-rated bonds represent the ICE BofA CCC & Lower U.S. High Yield Index. Leveraged Loans represent the S&P UBS Leveraged Loan Index. Single-B Leveraged Loan represents the Single-B sub-index of the S&P UBS Leveraged Loan Index. CCC Leveraged Loan represents the CCC sub-index of the S&P UBS Leveraged Loan Index. The Distress Ratio is the ratio of the number of U.S. domiciled bonds in The ICE BofA US High Yield Index with option-adjusted spreads greater than 1,000 basis points to the total number of U.S. domiciled bonds in The ICE BofA US High Yield Index as published by Bank of America Merrill Lynch. The default rate is from BofA Global Research.

Top Holdings and Industries

Portfolio holdings and industries are subject to change. Fair value and percentages are as of June 30, 2026. Percentages are based on net assets.

Top Ten Industries
High Tech	$45,034	18.0%
Services: Business	$41,826	16.7%
Healthcare, Education and Childcare	$32,933	13.2%
Finance	$24,318	9.7%
Telecommunications	$22,407	9.0%
Automobile	$14,911	6.0%
Chemicals, Plastics and Rubber	$14,621	5.8%
Services: Consumer	$14,528	5.8%
Buildings and Real Estate	$9,658	3.9%
Banking	$8,790	3.5%

Top Ten Holdings
Finastra USA, Inc.	$8,567	3.4%
Polaris Newco LLC	$7,850	3.1%
Ranger Intermediate II, LLC	$6,915	2.8%
OHA SFR Member II, LLC	$6,387	2.6%
Packaging Coordinators Midco, Inc.	$6,386	2.6%
Vertical Bridge, LLC	$6,282	2.5%
Brand Industrial Services, Inc.	$6,042	2.4%
Revlon Intermediate Holdings IV LLC	$5,810	2.3%
Banyan Software Holdings, LLC	$5,543	2.2%
National Resilience, LLC	$5,430	2.2%

PART I FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Schedule of Investments
June 30, 2026
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value

Investments - Corporate Loans - 88.65%
First Lien Debt - 70.55%
Aerospace and Defense - 0.87%
Farsound (Saturn Sound Bidco Limited)	(4) (6)	S +	5.25%		8.86%	12/3/2031	$1,200	$1,193	$980
Peraton Corp.	(4)	S+	3.75%		7.51%	2/1/2028	1,083	1,039	1,193
								2,232	2,173
Automobile - 5.74%
PAI Holdco, Inc.	(4)	S+	3.75%		7.68%	10/28/2027	1,365	1,207	1,320
Quality Collision Group, LLC	(4) (5) (6)	S+	5.50%		9.14%	3/30/2033	3,675	3,648	3,647
Quality Collision Group, LLC	(6) (7)	S+	5.50%		9.14%	3/30/2033	919	—	(7)
Quality Collision Group, LLC	(6) (7)	S +	5.50%		9.14%	3/30/2033	306	(2)	(2)
Ranger Intermediate II, LLC	(4) (5) (6)	S+	5.75%		9.42%	10/28/2031	6,967	6,919	6,915
Wheels Bidco, Inc.	(4) (5) (6)	S+	5.25%		8.91%	11/3/2031	2,500	2,480	2,500
								14,252	14,373
Buildings and Real Estate - 0.98%
Associations, Inc.	(4) (6)	S+	6.50%		10.42%	7/3/2028	223	223	223
Associations, Inc.	(4) (6) (7)	S+	6.50%		10.42%	7/3/2028	18	9	9
Associations, Inc.	(6) (7)	S+	6.50%		10.42%	7/3/2028	14	—	—
Saber Parent Holdings Corp	(6) (7)	S+	4.75%	(2.25% PIK)	8.38%	12/16/2032	547	100	99
Service Logic (Saber)	(5) (6)	S+	4.75%	(2.25% PIK)	8.42%	12/16/2032	2,003	1,994	1,998
Service Logic (Saber)	(6) (7)	P+	3.50%		10.25%	12/16/2032	273	126	126
								2,452	2,455
Capital Equipment - 2.49%
CoreWeave	(7)	S+	4.50%		8.12%	11/17/2031	1,400	483	527
Infinite Bidco LLC	(4)	S+	6.25%		9.89%	3/2/2028	1,882	1,870	1,892
Infinite Bidco LLC	(5)	S+	3.75%		7.68%	3/2/2028	894	849	890
Pike Corporation	(4) (5) (6)	S+	4.25%		7.89%	12/20/2032	2,936	2,922	2,929
Pike Corporation	(6) (7)	S+	4.25%		7.89%	12/20/2032	638	(1)	(2)
Pike Corporation	(6) (7)	S+	4.25%		7.89%	12/20/2032	426	(2)	(1)
								6,121	6,235

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value

Chemicals, Plastics and Rubber - 3.54%
ASP Unifrax Holdings Inc	(5) (10) (6)	S+	7.75%	(4.75% PIK)	11.75%	9/28/2029	6,104	5,646	3,174
PMHC II	(4)	S+	6.25%		9.90%	4/30/2030	4,000	4,000	3,870
Vantage Specialty Chemicals, Inc.	(4) (5) (6)	S+	6.75%	(2.88% PIK)	10.48%	8/29/2029	1,866	1,828	1,772
Vantage Specialty Chemicals, Inc.	(4) (6) (7)	S+	6.25%		9.89%	3/1/2029	159	41	36
								11,515	8,852
Construction & Building - 2.24%
FloWorks International LLC	(4) (5) (6)	S+	4.75%		8.41%	11/26/2031	1,668	1,661	1,659
FloWorks International LLC	(4) (5) (6)	S+	4.75%		8.41%	11/26/2031	211	209	210
Orion Group Holdco, LLC	(4) (5) (6)	S+	4.50%		8.24%	11/26/2032	1,505	1,500	1,499
Orion Group Holdco, LLC	(4) (6) (7)	S+	4.50%		8.18%	11/26/2032	495	257	256
Thermostat Purchaser III	(4)	S+	4.25%		7.98%	8/31/2028	1,995	1,962	1,975
								5,589	5,599
Consumer Goods: Durable - 1.90%
Marcone Yellowstone Buyer, Inc.	(6)	S+	7.00%	(3.25% PIK)	10.83%	6/23/2028	2,833	2,801	2,536
Marcone Yellowstone Buyer, Inc.	(6)	S+	7.00%	(3.25% PIK)	10.83%	6/23/2028	102	101	91
Marcone Yellowstone Buyer, Inc.	(6)	S+	7.00%	(3.25% PIK)	10.83%	6/23/2028	942	931	843
Poly-Wood, LLC	(4) (5) (6)	S+	4.88%		8.52%	3/20/2030	1,284	1,279	1,277
								5,112	4,747
Containers, Packaging and Glass - 0.93%
Arctic US Bidco, Inc.	(4) (5) (6)	S+	4.50%		8.16%	11/3/2032	1,164	1,158	1,158
Arctic US Bidco, Inc.	(6) (7)	S+	4.50%		8.16%	11/3/2032	700	—	(3)
Arctic US Bidco, Inc.	(4) (6) (7)	S+	4.50%		8.18%	11/3/2032	233	69	69
Technimark Holdings, LLC	(4) (5)	S+	3.25%		6.89%	4/14/2031	1,145	1,098	1,100
								2,325	2,324
Energy: Electricity - 0.15%
Esdec Solar (Enstall Group B.V.)	(4) (6)	S+	5.00%		8.73%	8/30/2028	600	348	378
								348	378
Finance - 3.42%
Arax MidCo, LLC	(4) (5) (6)	S+	5.25%		8.98%	3/24/2032	2,399	2,393	2,393
Arax MidCo, LLC	(4) (6) (7)	S+	5.25%		8.98%	3/24/2032	1,097	(1)	(3)
Arax MidCo, LLC	(6) (7)	S+	5.25%		8.98%	3/24/2032	198	—	—
Beacon Pointe Advisors LLC	(5) (6)	S+	4.50%		8.14%	12/29/2028	1,839	1,839	1,839
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	4.50%		8.14%	12/29/2028	721	721	721
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	4.50%		8.14%	12/29/2028	206	206	206
Beacon Pointe Advisors LLC	(4) (6) (7)	S+	4.50%		8.14%	12/29/2027	199	—	—
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%		8.89%	6/29/2028	2,679	2,672	2,666

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date		Par Amount/ Units	Cost (3)	Fair Value
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%		8.89%	6/29/2028		747	745	743
Spectrum Automotive Holdings, Corp.	(4) (6) (7)	S+	5.25%		8.89%	6/29/2027		—	—	(1)
									8,575	8,564
Healthcare, Education and Childcare - 10.77%
CNSI Holdings, LLC	(4) (5) (6)	S+	5.50%		9.23%	12/17/2029		1,995	1,992	1,995
CNSI Holdings, LLC	(4) (6) (7)	S+	5.50%		9.23%	12/17/2029		311	—	—
Cotiviti	(8)			(7.63% PIK)	7.63%	5/1/2031		2,000	1,865	1,874
GTCR BC Purchaser, INC.	(4) (5) (6)	S+	5.00%		8.67%	11/19/2032		1,355	1,345	1,345
GTCR BC Purchaser, INC.	(6) (7)	S+	5.00%		8.67%	11/19/2032		290	—	(2)
GTCR BC Purchaser, INC.	(6) (7)	S+	5.00%		8.67%	11/19/2031		155	(1)	(1)
Modernizing Medicine Inc.	(4) (5) (6)	S+	4.75%	(2.25% PIK)	8.48%	4/30/2032		1,129	1,124	1,129
Modernizing Medicine Inc.	(4) (6) (7)	S+	4.75%	(2.25% PIK)	8.48%	4/30/2032		103	—	—
National Resilience, LLC	(6)			(8.00% PIK)	8.00%	11/21/2030		1,528	1,559	1,637
National Resilience, LLC	(4) (6)	S+	8.25%		11.98%	11/21/2030		5,364	5,170	5,149
National Resilience, LLC	(6) (7)	S+	8.25%		11.98%	11/21/2030		3,065	(108)	(123)
National Resilience, LLC	(4) (6) (7)	S+	8.25%		11.98%	11/21/2030		2,043	404	404
NextGen Healthcare, Inc	(4) (5) (6)	S+	5.25%		8.89%	11/12/2030		1,576	1,569	1,568
OBHG (OB Hospitalist Group)	(4) (5) (6)	S+	5.50%		9.15%	1/31/2031		4,015	3,995	3,995
OBHG (OB Hospitalist Group)	(4) (6) (7)	S+	5.50%		9.15%	1/31/2031		475	59	59
Packaging Coordinators Midco, Inc.	(4) (6)	SN+	5.00%		8.73%	10/15/2032	GBP	401	528	526
Packaging Coordinators Midco, Inc.	(4) (5) (6)	S+	5.00%		8.66%	10/15/2032		5,842	5,772	5,769
Packaging Coordinators Midco, Inc.	(4) (6) (7)	S+	5.00%		8.66%	10/15/2032		934	(9)	(12)
Packaging Coordinators Midco, Inc.	(4) (6) (7)	S+	5.00%		8.66%	10/15/2032		494	(6)	(6)
Packaging Coordinators Midco, Inc.	(4) (6) (7)	S+	5.00%		8.66%	10/15/2032		134	110	109
Tyber Medical LLC	(4) (5) (6)	S+	5.00%		8.64%	6/14/2032		1,113	1,109	1,108
Tyber Medical LLC	(6) (7)	S+	5.00%		8.64%	6/14/2032		317	—	(2)
Tyber Medical LLC	(4) (5) (6)	E+	5.00%		7.30%	6/14/2032	EUR	223	257	253
Tyber Medical LLC	(4) (6) (7)	S+	5.00%		8.64%	6/12/2031		148	128	128
Tyber Medical LLC	(4) (6)	E+	5.00%		7.44%	6/12/2031	EUR	55	63	62
Tyber Medical LLC	(4) (6) (7)	S+	5.00%		8.64%	6/12/2031		—	—	2
									26,925	26,966
High Tech - 11.68%
Banyan Software Holdings, LLC	(4) (5) (6)	S+	5.50%		9.14%	1/2/2031		3,005	2,993	3,005
Banyan Software Holdings, LLC	(4) (5) (6)	S+	5.50%		9.14%	1/2/2031		1,612	1,607	1,612
Banyan Software Holdings, LLC	(4) (6) (7)	S+	5.25%		8.89%	1/2/2031		2,496	875	866
Banyan Software Holdings, LLC	(4) (6) (7)	S+	5.50%		9.15%	1/2/2031		326	59	60
CentralSquare Technologies	(4) (6) (8)	S+	5.75%		9.39%	4/12/2030		270	263	270

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date		Par Amount/ Units	Cost (3)	Fair Value
CentralSquare Technologies	(4) (6) (8)	S+	5.75%		9.39%	4/12/2030		30	29	30
Diligent Corp.	(4) (5) (6)	S+	5.00%		8.67%	8/2/2030		842	837	836
Diligent Corp.	(4) (6) (7)	S+	5.00%		8.67%	8/2/2030		187	73	72
Diligent Corp.	(4) (5) (6)	S+	8.42%	(12.09% PIK)	12.09%	8/2/2030		144	144	143
Drive Centric Holdings, LLC	(6) (7)	S+	4.50%		8.23%	8/15/2031		350	—	—
Drive Centric Holdings, LLC	(4) (5) (6)	S+	4.50%		8.23%	8/15/2031		350	348	350
Eagan Sub, Inc.	(4) (5) (6)	S+	4.25%		7.90%	9/8/2032		3,815	3,806	3,805
Eagan Sub, Inc.	(6) (7)	S+	4.25%		7.90%	9/8/2032		954	—	(2)
Eagan Sub, Inc.	(6) (7)	S+	4.25%		7.90%	9/8/2032		509	(1)	(1)
Finastra USA, Inc.	(5)	S+	4.00%		7.75%	9/15/2032		4,888	4,843	4,519
Flexera Software LLC	(4) (5) (6)	S+	4.50%		8.15%	8/16/2032		2,599	2,596	2,586
Flexera Software LLC	(4) (5) (6)	E+	4.50%		6.71%	8/16/2032	EUR	784	908	892
Flexera Software LLC	(6) (7)	S+	4.50%		8.15%	8/16/2032		199	—	(1)
JNPR Aero, LLC	(4) (5) (6)	S+	4.75%		8.41%	11/1/2032		1,493	1,487	1,474
JNPR Aero, LLC	(6) (7)	S+	4.75%		8.41%	11/1/2032		77	—	(1)
Majesco, LLC	(4) (5) (6)	S+	4.50%		8.23%	1/7/2033		4,857	4,852	4,851
Majesco, LLC	(6) (7)	S+	4.50%		8.23%	1/7/2033		422	—	(1)
Ministry Brands Purchaser LLC	(4) (5) (6)	S+	5.50%		9.24%	12/29/2028		1,488	1,470	1,469
Ministry Brands Purchaser LLC	(4) (5) (6)	S+	5.50%		9.24%	12/29/2028		150	149	149
Ministry Brands Purchaser LLC	(4) (6) (7)	S+	5.50%		9.24%	12/30/2027		149	(1)	(2)
MRI Software LLC	(4) (5) (6)	S+	4.75%		8.48%	2/10/2028		1,924	1,921	1,909
MRI Software LLC	(4) (5) (6)	S+	4.75%		8.48%	2/10/2028		305	304	302
MRI Software LLC	(4) (6) (7)	S+	4.75%		8.48%	2/10/2028		139	34	34
									29,596	29,226
Insurance - 1.46%
Beyond Risk	(4) (5) (6)	S+	4.75%		8.39%	3/11/2033		1,027	1,022	1,022
Beyond Risk	(6) (7)	S+	4.75%		8.39%	3/11/2033		395	—	(2)
Beyond Risk	(6) (7)	S+	4.75%		8.39%	3/11/2033		178	(1)	(1)
THG Acquisition LLC	(4) (6) (7)	S+	4.75%		8.39%	10/31/2031		499	367	368
THG Acquisition LLC	(4) (6) (7)	S+	4.75%		8.39%	10/31/2031		251	61	60
THG Acquisition LLC	(4) (5) (6)	S+	4.75%		8.39%	10/31/2031		2,220	2,211	2,209
									3,660	3,656
Media: Broadcasting & Subscription - 1.40%
Learfield Communications (Baby Bison) (A-L Parent) (London Buyer) (Private)	(5) (6)	S+	5.00%		8.73%	6/24/2033		3,522	3,504	3,504
Learfield Communications (Baby Bison) (A-L Parent) (London Buyer) (Private)	(6) (7)	S+	5.00%		8.73%	6/24/2033		587	(3)	(3)

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
Learfield Communications (Baby Bison) (A-L Parent) (London Buyer) (Private)	(6) (7)	S+	5.00%		8.73%	6/24/2033	391	—	(2)
								3,501	3,499
Media: Diversified & Production - 1.42%
Circana Group, L.P.	(4) (5) (6)	S+	4.25%		7.89%	12/3/2029	3,552	3,528	3,552
Circana Group, L.P.	(4) (6) (7)	S+	4.25%		7.89%	12/1/2028	231	(2)	—
								3,526	3,552
Personal and Nondurable Consumer Products (Manufacturing only) - 2.32%
Revlon Intermediate Holdings IV LLC	(4) (5)	S+	6.88%		10.50%	5/2/2028	5,880	5,834	5,810
								5,834	5,810
Services: Business - 11.52%
ARAMSCO, Inc.		S+	4.75%		8.48%	10/10/2030	3,804	3,447	2,168
Area Wide Protective (AWP Group)	(4) (5) (6)	S+	5.91%	(3.28% PIK)	9.56%	12/22/2032	2,078	2,063	2,063
Area Wide Protective (AWP Group)	(4) (6) (7)	S+	5.25%	(3.28% PIK)	8.90%	12/22/2032	327	84	84
Cheval Blanc Holdings Company	(6)			(14.75% PIK)	14.75%	10/30/2030	3,330	3,255	3,230
Dun & Bradstreet Corp.	(4) (5) (6)	S+	5.50%		9.15%	8/26/2032	1,809	1,801	1,773
Dun & Bradstreet Corp.	(4) (6) (7)	S+	5.50%		9.12%	8/26/2032	182	32	29
GC Waves Holdings, Inc.	(4) (5) (6)	S+	4.50%		8.14%	10/4/2030	3,541	3,541	3,532
IG Investment Holdings LLC	(4) (5) (6)	S+	5.00%		8.66%	9/22/2028	1,824	1,821	1,824
IG Investment Holdings LLC	(4) (6) (7)	S+	5.00%		8.66%	9/22/2028	149	—	—
Ivanti Software, Inc.	(4)	S+	4.75%		8.41%	6/1/2029	5,238	4,587	2,318
Navex Global Holdings Corporation	(4) (5) (6)	S+	5.00%		8.64%	10/14/2032	766	765	765
Navex Global Holdings Corporation	(6) (7)	S+	5.00%		8.64%	10/14/2032	364	—	(1)
Navex Global Holdings Corporation	(6) (7)	S+	5.00%		8.64%	10/14/2031	17	—	—
Pave America Holding LLC	(4) (5) (6)	S+	5.25%	(2.88% PIK)	8.98%	8/27/2032	2,648	2,637	2,635
Pave America Holding LLC	(4) (6) (7)	S+	5.25%	(2.88% PIK)	8.90%	8/27/2032	908	453	451
Pave America Holding LLC	(4) (6) (7)	S+	4.75%		8.48%	8/27/2032	679	337	336
PT Intermediate Holdings III LLC	(5) (6)	S+	4.75%		8.48%	4/9/2030	4,183	4,185	4,183
Sciens Building Solutions (Java Buyer)	(4) (5) (6)	S+	4.50%		8.23%	12/15/2030	914	912	912
Sciens Building Solutions (Java Buyer)	(4) (5) (6) (7)	S+	4.50%		8.23%	12/15/2030	431	84	83
Sciens Building Solutions (Java Buyer)	(5) (6) (7)	S+	4.50%		8.23%	12/15/2030	153	(1)	—
USIC Holdings, Inc.	(4) (5) (6)	S+	5.50%		9.17%	9/10/2031	1,661	1,654	1,652
USIC Holdings, Inc.	(4) (6) (7)	S+	5.25%		8.92%	9/10/2031	215	190	191
USIC Holdings, Inc.	(4) (6) (7)	S+	5.50%		9.17%	9/10/2031	101	77	79
Vision Solutions, Inc.	(5)	S+	4.00%		7.93%	4/24/2028	691	663	531
								32,587	28,838
Services: Consumer - 2.11%
Crash Champions, LLC		S+	4.75%		8.42%	2/23/2029	2,179	1,943	2,045

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
W.A. Kendall and Company, LLC	(4) (6)	S+	5.75%	9.74%	4/22/2030	7	7	7
W.A. Kendall and Company, LLC	(4) (6) (7)	S+	5.75%	9.74%	4/22/2030	162	31	31
W.A. Kendall and Company, LLC	(4) (5) (6)	S+	5.75%	9.74%	4/22/2030	107	107	107
W.A. Kendall and Company, LLC	(4) (6) (7)	S+	5.88%	9.87%	4/22/2030	22	16	16
W.A. Kendall and Company, LLC	(4) (5) (6)	S+	5.75%	9.74%	4/22/2030	139	139	139
W.A. Kendall and Company, LLC	(4) (5) (6)	S+	5.88%	9.87%	4/22/2030	144	144	144
W.A. Kendall and Company, LLC	(4) (5) (6)	S+	5.75%	9.74%	4/22/2030	211	211	211
Wrench Group LLC	(4) (5) (6)	S+	4.75%	8.48%	9/3/2032	2,606	2,594	2,593
Wrench Group LLC	(6) (7)	S+	4.75%	8.48%	9/3/2032	357	—	(2)
Wrench Group LLC	(4) (6) (7)	S+	4.75%	8.48%	9/3/2031	357	(2)	(2)
							5,190	5,289
Telecommunications - 4.79%
LiveOak Fiber Holdings	(6)	S+	8.00%	11.62%	4/8/2031	4,423	4,380	4,379
LiveOak Fiber Holdings	(6) (7)	S+	8.00%	11.62%	4/8/2031	3,577	238	204
Omni Fiber, LLC	(6) (7)	S+	5.25%	8.93%	7/3/2030	5,021	(36)	(75)
Omni Fiber, LLC	(4) (6)	S+	5.25%	8.98%	7/3/2030	2,300	2,283	2,266
Omni Fiber, LLC	(4) (5) (6)	S+	5.25%	8.90%	7/3/2030	333	333	328
Omni Fiber, LLC	(4) (5) (6)	S+	5.25%	8.93%	7/3/2030	167	165	164
Project Miner/Red Chiles B	(6)	S+	2.50%	6.14%	11/9/2029	1,232	1,162	1,161
Red Chiles A	(6)	S+	2.50%	6.14%	11/9/2029	1,289	1,216	1,215
Red Chiles C	(6)	S+	2.50%	6.14%	11/9/2029	1,228	1,158	1,158
Red Chiles D	(6)	S+	2.50%	6.14%	11/9/2029	1,250	1,179	1,179
							12,078	11,979
Utilities: Water - 0.82%
UFT Buyer LLC	(4) (5) (6)	S+	5.00%	8.73%	12/6/2032	1,891	1,882	1,881
UFT Buyer LLC	(4) (6) (7)	S+	5.00%	8.73%	12/6/2032	683	162	160
UFT Buyer LLC	(4) (6) (7)	S+	5.00%	8.73%	12/6/2032	256	(1)	(1)
							2,043	2,040

First Lien Debt Total - 70.55%							$183,461	$176,555

Second Lien Debt - 18.10%
Aerospace and Defense - 0.86%
Peraton Corp.	(4)	S+	8.00%	11.77%	2/1/2029	1,900	1,909	1,296
Peraton Corp.	(4)	S+	7.75%	11.52%	2/1/2029	1,256	1,261	854
							3,170	2,150

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date		Par Amount/ Units	Cost (3)	Fair Value

Banking - 1.35%
Orion Advisor Solutions, Inc.	(5) (6)	S+	5.75%		9.42%	12/31/2030		2,880	2,900	2,881
Orion Advisor Solutions, Inc.		S+	5.50%		9.17%	10/10/2033		500	495	495
									3,395	3,376
Buildings and Real Estate - 0.33%
Associations, Inc.	(6) (7)	S+	6.50%		10.42%	7/2/2028		1,227	(6)	—
Associations, Inc.	(4) (6)	S+	6.50%		10.41%	7/2/2028		816	812	816
									806	816
Capital Equipment - 0.71%
Infinite Bidco LLC	(3) (4)	S+	7.00%		10.93%	3/2/2029		1,800	1,559	1,780
									1,559	1,780
Construction & Building - 0.59%
CP Iris HoldCo I, Inc.	(5) (6)	S+	7.00%		10.64%	10/27/2033		1,500	1,479	1,470
									1,479	1,470
Containers, Packaging and Glass - 0.67%
Berlin Packaging LLC	(5) (6)	E+	6.50%		8.79%	6/7/2032	EUR	1,187	1,396	1,351
Berlin Packaging LLC	(5) (6)	E+	6.50%		8.63%	6/7/2032	EUR	202	236	229
Berlin Packaging LLC	(4) (5) (6)	S+	6.00%		9.96%	6/7/2032		93	93	92
									1,725	1,672
Energy: Electricity - 1.88%
Cricket Valley Energy Center	(6) (4)	S+	9.00%	(13.00% PIK)	13.00%	12/31/2030		4,794	4,677	4,710
									4,677	4,710
Finance - 1.99%
Sedgwick Claims Management Services, Inc.	(5) (6)	S+	5.00%		8.67%	7/30/2032		5,000	5,000	4,987
									5,000	4,987
Healthcare, Education and Childcare - 1.19%
Hologic	(6)	S+	5.00%		8.74%	4/10/2034		3,000	2,985	2,985
									2,985	2,985
High Tech - 4.75%
Finastra USA, Inc.		S+	7.00%		10.75%	9/15/2033		4,600	4,547	4,048
Polaris Newco LLC	(4) (6)	S+	9.00%		12.77%	6/4/2029		10,000	9,944	7,850
									14,491	11,898
Services: Business - 1.36%
DG Investment Intermediate Holdings 2, Inc.	(5)	S+	5.50%		9.14%	7/29/2033		1,159	1,154	1,169
Vision Solutions, Inc.	(4)	S+	7.25%		11.18%	4/23/2029		3,430	3,357	2,228
									4,511	3,397

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
Services: Consumer - 2.42%
All My Sons Moving and Storage of Kansas LLC	(4) (5) (6)	S+	7.75%	11.74%	10/25/2029	2,900	2,895	2,886
BCPE Empire Holdings, Inc.	(4) (5) (6)	S+	5.25%	8.86%	12/31/2031	3,200	3,170	3,168
							6,065	6,054

Second Lien Debt Total - 18.10%							$49,863	$45,295

Corporate Loans Total - 88.65%							$233,324	$221,850

Investments - Asset Backed Securities - 6.33%
Banking - 0.72%
Magnetite Xli	(8) (11)				1/25/2038	2,000	1,194	1,221
Sixth Street CLO 6	(8) (11)				7/1/2039	1,117	577	577
							1,771	1,798
Finance - 1.02%
Elmwood CLO V Ltd.	(11)				10/20/2037	3,400	1,985	1,526
LMDV Issuer Co., LLC				7.88%	12/15/2055	1,000	1,000	1,018
							2,985	2,544
Structured Finance - 1.67%
Flatiron CLO 32 Ltd.	(11)				10/22/2038	1,000	633	666
Madison Park Funding XXVIII Ltd.	(11)				7/15/2030	1,438	638	358
Magnetite XVII Ltd.	(11)				7/20/2031	900	613	317
Magnetite XVII Ltd.	(11)				4/20/2037	1,250	852	440
New Mountain CLO 3 Ltd.	(11)				10/20/2038	2,000	1,233	1,007
OCP CLO 2020-19 Ltd	(11)				4/20/2038	2,100	1,223	1,211
RR 7 Ltd.	(11)				1/15/2033	1,000	519	191
							5,711	4,190
Telecommunications - 2.92%
MetroNet Infrastructure Issuer, LLC				7.83%	8/20/2055	1,000	1,000	1,021
Vertical Bridge, LLC				8.87%	3/15/2056	6,300	6,300	6,282
							7,300	7,303

Asset Backed Securities Total - 6.33%							$17,767	$15,835

Investments - Bonds - 15.33%
Banking -0.97%
Chobani LLC				6.38%	4/15/2034	2,400	2,400	2,436
							2,400	2,436

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
Capital Equipment - 0.24%
CoreWeave			9.63%	7/15/2032	600	600	591
						600	591
Chemicals, Plastics and Rubber - 2.31%
ASP Unifrax Holdings, Inc.	(10) (6)		10.43%	9/30/2029	1,561	1,428	812
SCIH Salt Holdings			6.63%	5/1/2029	5,000	4,967	4,957
						6,395	5,769
Energy: Electricity - 0.96%
Talen Energy Supply LLC			6.13%	4/1/2031	1,200	1,200	1,198
Talen Energy Supply LLC			6.38%	5/1/2033	1,200	1,200	1,200
						2,400	2,398
Energy: Oil & Gas - 0.28%
Eldorado Drilling Bondco Limited (Cayman Islands)			9.13%	6/24/2030	700	700	698
						700	698
Healthcare, Education and Childcare - 1.19%
Medline Borrower LP (Mozart Debt Merger)			5.25%	10/1/2029	3,000	2,986	2,982
						2,986	2,982
Hotels, Restaurants and Leisure - 1.26%
Boyne USA, Inc.			4.75%	5/15/2029	2,000	1,952	1,966
Station Casinos (NP Opco)			4.50%	2/15/2028	1,200	1,182	1,186
						3,134	3,152
Oil and Gas - 1.21%
Ferrellgas L.P.			5.88%	4/1/2029	1,700	1,641	1,653
Ferrellgas L.P.			9.25%	1/15/2031	1,300	1,322	1,370
						2,963	3,023
Personal and Nondurable Consumer Products (Manufacturing only) - 0.08%
Prestige Brands	(8)		6.25%	7/15/2034	200	200	200
						200	200
Services: Business - 3.59%
Allied Universal	(4)		4.63%	6/1/2028	3,000	2,936	2,956
Brand Industrial Services, Inc.			10.38%	8/1/2030	7,415	7,152	6,042
						10,088	8,998
Services: Consumer - 1.27%
Crash Champions, LLC			8.75%	2/15/2029	3,275	3,098	3,185
						3,098	3,185
Telecommunications - 1.25%
CSC Holdings, LLC			5.50%	4/15/2027	2,900	2,651	1,943

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date		Par Amount/ Units	Cost (3)	Fair Value
CSC Holdings, LLC			4.50%	11/15/2031		2,000	1,218	1,182
							3,869	3,125
Transportation: Cargo - 0.72%
GB AIT Buyer			8.75%	4/30/2034		1,800	1,803	1,805
							1,803	1,805

Bonds Total - 15.33%							$40,636	$38,362

Common Stocks - 3.12%
Aerospace and Defense - 0.21%
Oakswift Holdings Ltd.	(6)					530	530	530
							530	530
Buildings and Real Estate - 2.55%
OHA SFR Member II, LLC	(6) (9)					4,941	4,941	6,387
OHA SFR Member II, LLC	(6) (9)					398	—	—
							4,941	6,387
Energy: Electricity - 0.12%
Cricket Valley Energy Center	(6)					3	55	300
							55	300
Services: Business - 0.24%
Cheval Blanc Holdings Company						476	476	593
							476	593

Common Stocks Total - 3.12%							$6,002	$7,810

Preferred Equity - 5.53%
Automobile - 0.21%
Fleetpride, Inc.	(6)	(14.50% PIK)	14.50%				457	503
Fleetpride, Inc.	(6)						48	35
							505	538
Banking - 0.47%
FS Specialty Lending Fund (FSSL)						106	1,227	1,180
							1,227	1,180
Finance - 3.29%
FS KKR Capital Corp. (FSK)						341	4,267	3,578
Kymora Ltd.	(6)				EUR	7	3,888	4,645
							8,155	8,223

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value
High Tech - 1.56%
Aptean, Inc.	(6)	(13.50% PIK)	13.50%		3,912	3,882	3,910
						3,882	3,910

Preferred Equity Total - 5.53%						$13,769	$13,851

Total Investments - 118.96%						$311,498	$297,708

(1)Unless otherwise indicated, issuers of debt investments held by T. Rowe Price OHA Flexible Credit Income Fund (the "Fund" or "OFLEX") (which such term “Fund” shall include the Fund’s subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to SOFR including SOFR adjustment, if any, (“S”), SONIA (“SN”), PRIME (“P”) or EURIBOR (“E”) at the borrower's option which generally resets periodically. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)Loan includes interest rate floor feature.
(5)Assets or a portion thereof are pledged as collateral for the TRP OHA FCI SPV Funding I, LLC.  See Note 6. Debt.
(6)Investment valued using unobservable inputs (Level 3). See Note 5. Fair Value of Investments.
(7)The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 9. Commitments and Contingencies.
(8)Position or portion thereof unsettled as of June 30, 2026.
(9)Position is an investment in an affiliated company. Transactions related to investments in affiliated companies, as defined by the Investment Company Act, by virtue of the Fund owning at least 5% of the voting securities of the issuer, for the six months ended June 30, 2026 were as follows:

Affiliated Investment Company	Type of Asset	Industry	Beginning Value as of January 1, 2026	Purchases at Cost	Proceeds at Cost	PIK Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Value at June 30, 2026
OHA SFR Member II, LLC (1)	REIT	Buildings and Real Estate	$5,500	$527	$—	$53	$—	$307	$6,387
			$5,500	$527	$—	$53	$—	$307	$6,387
(1) RE-US SFR II, LLC and Fund are the members of OHA SFR Member II, LLC (SFR), a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members make investments in SFR in the form of common units of equity interests as SFR makes investments, and all portfolio and other material decisions regarding SFR are determined by SFR's board of directors which is comprised of members selected by a majority vote of the members holding common units. Because SFR is managed by the board selected by RE-US SFR II, LLC, as the majority holder, the Fund does not believe it controls SFR for purposes of the Investment Company Act or otherwise.
(10)Represents an investment on non-accrual status as of June 30, 2026.
(11)Position is considered equity tranches of collateralized loan obligations (“CLO”) issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.

As of June 30, 2026, the estimated net unrealized loss for federal tax purposes was $11.5 million based on a tax basis of $308.9 million. As of June 30, 2026, the estimated aggregate gross unrealized loss for federal income tax purposes was $18.4 million and the estimated aggregate gross unrealized gain for federal income tax purposes was $6.9 million.

ADDITIONAL INFORMATION

Foreign currency forward contracts
Counterparty	Currency Purchased	Currency Sold	Settlement Date	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	U.S. Dollar 7,337	Euro 6,400	9/17/2026	$7,445	$108
State Street Bank & Trust Company	U.S. Dollar 531	Great British Pound 400	9/17/2026	536	6
				$7,981	$114

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except per share amounts)

As of
June 30, 2026
ASSETS	(Unaudited)
Investments in unaffiliated securities at fair value (cost of $306,557)	$291,321
Investments in affiliated securities, at fair value (cost of $4,941)	6,387
Cash and restricted cash	17,679
Interest and dividend receivable	3,219
Receivable for investments sold	6,482
Deferred financing costs	575
Deferred offering costs	311
Unrealized appreciation on foreign currency contracts	114
Subscription receivable	50
Total assets	$326,138

LIABILITIES
Debt (Note 6)	$61,650
Payable for investments purchased	10,886
Interest and debt fee payable	756
Distribution payable	1,653
Accrued expenses and other liabilities	909
Board of Trustees fee payable	17
Total liabilities	$75,871
Net Assets	$250,267

Commitments and contingencies (Note 9)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest (10,741,847 Class I shares issued and outstanding)	11
Additional paid in capital	265,190
Distributable earnings	(14,934)
Net Assets	$250,267

NET ASSET VALUE PER SHARE	$23.30

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2026
(Unaudited)
Investment income:
Interest and dividend income	$11,957
PIK income	1,138
Other income	353
Total investment income	$13,448

Expenses:
Interest and debt fee expense	929
Professional fees	394
Board of Trustee fees	137
Administrative service expenses	334
Amortization of deferred offering costs	366
Other general & administrative expenses	402
Total expenses before expense support	2,562
Expense support	(436)
Total expenses net of expense support	2,126
Excise tax expense	11
Net investment income	$11,311

Realized and unrealized gain (loss):
Realized gain (loss):
Investment transactions	485
Foreign currency transactions	(89)
Foreign currency forward contracts	259
Net realized gain (loss)	$655

Net change in unrealized appreciation (depreciation):
Investment transactions	(11,378)
Foreign currency forward contracts	85
Net unrealized appreciation (depreciation)	(11,293)
Net realized and unrealized gain (loss)	(10,638)
Net increase (decrease) in net assets resulting from operations	$673

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2026	Year Ended December 31, 2025
	(Unaudited)
Operations:
Net investment income	$11,311	$16,493
Net realized gain (loss)	655	806
Net change in unrealized appreciation (depreciation)	(11,293)	(1,585)
Net increase (decrease) in net assets resulting from operations	$673	$15,714

Share transactions:
Proceeds from shares sold	$57,800	$98,018
Repurchase of shares	(64)	—
Distribution reinvestment	2,357	1,656
Distributions from distributable proceeds	(11,477)	(20,785)
Net increase (decrease) in net assets	48,616	78,889
Total increase (decrease) in net assets	49,289	94,603
Net Assets, beginning of period	200,978	106,375
Net Assets, end of period	$250,267	$200,978

See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2026
(Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$673
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investment transactions	11,378
Net unrealized (appreciation) depreciation on foreign currency forward contracts	(85)
Net realized (gain) loss on investment transactions	(485)
Net realized (gain) loss on foreign currency forward contracts	89
Net realized (gain) loss on foreign currency	(259)
Net accretion of discount and amortization of premium	(717)
Payment-in-kind interest capitalized	(1,098)
Purchases of investments	(140,944)
Proceeds from sale of investments and principal repayments	62,195
Proceeds from settlement of foreign currency forward contracts	259
Amortization of deferred financing costs	88
Amortization of deferred offering costs	366
Changes in operating assets and liabilities:
Interest receivable	(534)
Subscription receivable	(50)
Interest and debt fee payable	363
Receivable for investments sold	(6,294)
Payable for investments purchased	10,471
Trustees fees payable	17
Accrued expenses and other liabilities	17
Change in other assets	115
Net cash provided by (used in) operating activities	(64,435)

Cash flows from financing activities:
Proceeds from issuance of common shares net of repurchase of common shares	57,736
Borrowing of debt	88,850
Repayments of debt	(63,700)
Dividends paid in cash	(10,188)
Proceeds received from foreign currency settlement	(89)
Net cash provided by (used in) financing activities	72,609
Net increase (decrease) in cash, cash equivalents and restricted cash	8,174
Cash, cash equivalents and restricted cash, beginning of period	9,505
Cash, cash equivalents and restricted cash, end of period	$17,679

Supplemental information and non-cash activities:
Distributions declared and payable	$1,653
Interest paid	$662
See accompanying notes to consolidated financial statements.

T. Rowe Price OHA Flexible Credit Income Fund
Consolidated Financial Highlights
(in thousands, except per share amounts)

	Six Months Ended June 30, 2026	Year Ended December 31, 2025	For the period from June 17, 2024 (commencement of operations) to December 31, 2024
Per Share Data: (1)
Net asset value, beginning of period	$24.37	$25.12	$—
Net investment income	1.10	2.54	1.55
Net unrealized and realized gain (loss) (2)	(1.05)	(0.17)	(0.26)
Net increase (decrease) in net assets resulting from operations (3)	0.05	2.37	1.29
Distributions declared	(1.12)	(3.12)	(1.17)
Impact of issuance of common shares – Class I shares	—	—	25.00
Total increase (decrease) in net assets	(1.07)	(0.75)	25.12
Net asset value, end of period	$23.30	$24.37	$25.12
Shares outstanding, end of period	10,741,847	8,246,399	4,234,279
Total return based on NAV (4)	0.25%	9.91%	5.01%
Ratios:
Portfolio turnover ratio (5)	23.59%	66.39%	21.47%
Ratio of net expenses before expense support to average net assets (6)	2.15%	2.80%	1.79%
Ratio of net expenses after expense support to average net assets (6)	1.78%	1.34%	0.61%
Ratio of net investment income before expense support to average net assets (6)	9.08%	8.81%	10.13%
Ratio of net investment income after expense support to average net assets (6)	9.44%	10.26%	11.32%
Supplemental Data:
Net assets, end of period	$250,267	$200,978	$106,375

(1)The per share data was derived by using the weighted average shares outstanding during the period. Per share data is based on Class I shares.
(2)The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of capital share transactions of fund shares in relation to fluctuating market values of investments of the Fund.
(3)Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase (decrease) in net assets per share on the Consolidated Statement of Operations due to changes in the number of weighted average shares outstanding and the effects of rounding.
(4)Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming distributions are reinvested in accordance with the Fund’s distribution reinvestment plan) divided by the beginning NAV per share. Total return has not been annualized.
(5)Portfolio turnover rate is calculated using the lesser of year-to-date sales and year-to-date purchases over the average of the investment assets at fair value for the period reported.
(6)Annualized for periods less than one full year.

Notes to Consolidated Financial Statements
(in thousands, except per share amounts)
Note 1. Organization
T. Rowe Price OHA Flexible Credit Income Fund (the “Fund” or “OFLEX”), was formed on May 14, 2024 as a Delaware statutory trust and commenced operations on June 17, 2024. OHA Private Credit Advisors II, L.P. (the “Adviser”) is the investment adviser of the Fund. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and is operated as an interval fund. The Fund intends to continue to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund intends to invest at least 80% of its assets in fixed-income securities and credit instruments ("Credit"). The Fund will opportunistically allocate its investments in Credit across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans and credit selection in high yield bonds and leveraged loans); (b) direct lending (including first lien loans and unitranche loans); (c) junior capital solutions (including unsecured debt, second lien loans, mezzanine loans and preferred equity); (d) structured credit (including collateralized loan obligations, or “CLOs”); (e) asset-based lending (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications); and (f) special situations (including stressed and non-control distressed credit and opportunities arising due to market dislocation).

The Fund may invest in additional strategies in the future. While some of the loans in which the Fund intends to invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. Some of the loans in which the Fund may invest may be “covenant-lite” loans. The Fund normally may invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

The Fund will offer to sell any combination of three separate classes of common shares including Class A shares, Class D shares, and Class I shares. The share classes will have different ongoing shareholder servicing and/or distribution fees. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at NAV, subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.

Following the effectiveness on March 13, 2026 of the Fund’s registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), the Fund began a public offering of its shares in March 2026. In connection with the foregoing, the Fund commenced determining the net asset value of its portfolio investments on a daily basis in accordance with the 1940 Act, including Rule 2a-5 thereunder.
Note 2. Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Fund commenced operations on June 17, 2024, and its fiscal year ends on December 31.

Basis of Consolidation
As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.
TRP OHA FCI Servicer Funding I, LLC is a Delaware limited liability company that was formed on August 23, 2024. TRP OHA FCI Servicer Funding I, LLC is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation.

TRP OHA FCI SPV Funding I, LLC is a Delaware limited liability company that was formed on August 23, 2024. TRP OHA FCI SPV Funding I, LLC is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation.

OFLEX Investment S.à r.l is a Luxembourg limited liability company that was formed on March 20, 2025. TRP OHA OFLEX Investment S.à r.l is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation.

OFLEX Holding S.à r.l is a Luxembourg limited liability company that was formed on March 20, 2025. OFLEX Holding S.à r.l is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation.

TRP OHA FCI CA, LLC is a Delaware limited liability company that was formed on February 14, 2025. TRP OHA FCI CA, LLC is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation.

All intercompany transactions have been eliminated in consolidation.

Segment Reporting

In accordance with ASC Topic 280 - Segment Reporting (“ASC 280”), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Restricted Cash
Cash, cash equivalents, and restricted cash represent cash held in banks, cash on hand, and liquid investments with original maturities of three months or less. The Fund may have bank balances in excess of federally insured amounts; however, the Fund deposits its cash, cash equivalents, and restricted cash with high credit-quality institutions to minimize credit risk exposure. As of June 30, 2026, the Fund had $4.1 million of restricted cash. Restricted cash is collected and held by the trustee who has been appointed as custodian of the assets securing certain of the Fund's financing transactions. As of June 30, 2026, the Fund did not hold any cash equivalents.

Investment Related Transactions, Revenue Recognition and Expenses
Investment transactions and the related revenue and expenses are recorded on a trade-date basis. Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized fees and unamortized discounts are recorded as interest income.

In the general course of its business, the Fund receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and are recorded as other income in investment income when earned.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest that is added to the principal amount of the investment on the interest payment date rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer.

Expenses are recorded on an accrual basis.

Non-Accrual Loans

Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, principal and interest payments are likely to remain current. The Fund may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of June 30, 2026, there was one issuer placed on non-accrual status with a total cost of $7.1 million and a total fair value of $4.0 million.

Valuation of Portfolio Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s “valuation designee” to determine the valuation of the Fund’s investments. The Adviser values the investments owned by the Fund in accordance with the Adviser’s valuation policies and procedures, subject at all times to the oversight of the Board. The Adviser values the Fund’s investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Investments that are listed or traded on an exchange and are freely transferable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Fund will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value, as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review the Fund’s investments.

With respect to unquoted portfolio investments, the Fund will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate and/or assist in valuation.
With respect to the valuation of investments, the Fund undertakes a multi-step valuation process in connection with determining the fair value of its investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Fund’s portfolio are periodically reviewed by independent valuation firms. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

•The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Fund’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Fund’s portfolio investments; and
•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.
The Fund has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Fund may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Fund applies ASC 820, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of investments consistent with its valuation policy. The Fund discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Fund evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Fund considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

Receivables/Payables From Investments Sold/Purchased
Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Fund for transactions that have not settled at the reporting date. As of June 30, 2026, the Fund had $6.5 million of receivables for investments sold. As of June 30, 2026, the Fund had $10.9 million of payables for investments purchased.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.
The Fund includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in translation of assets and liabilities in foreign currencies on the Statement of Operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Organization and Offering Expenses
Organizational costs, primarily for legal expenses associated with the establishment of the Fund, are expensed as incurred. The Fund did not incur organizational costs during the six months ended June 30, 2026.

Costs associated with the offering of common shares of the Fund will be capitalized as deferred offering expenses and included as a deferred offering cost asset on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. As of June 30, 2026, the Fund had $0.3 million of capitalized offering costs. For the six months ended June 30, 2026, the Fund amortized $0.4 million of deferred offering costs.
Income Taxes
The Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of June 30, 2026. The Fund files U.S. federal, state and local tax returns as required. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Distributions
Distributions to common shareholders is accrued daily and paid monthly. The amount to be distributed, if any, will be determined each month, and is generally based upon the earnings estimated by the Adviser. The Fund intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, monthly out of the assets legally available for such distributions. However, the Fund may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to shareholders.

Distribution Reinvestment Plan

The Fund has adopted a distribution reinvestment plan that provides for the reinvestment of cash distributions. Shareholders who have not opted out of the Fund's distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares, rather than receiving the cash distribution.

Recent Accounting Pronouncements
The Fund considers the applicability and impact of all accounting standard updates (“ASU”) issued by the FASB. ASUs not listed were assessed by the Fund and either determined to be not applicable or not expected to have a material effect on the accompanying consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures ("ASU 2023-09")," which intends to improve the transparency of income tax disclosures. ASU No. 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.
Note 3. Fees, Expenses, Agreements and Related Party Transactions
Investment Advisory Agreement
On June 27, 2024, the Fund entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Fund on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Fund’s investments and monitoring its investments and portfolio companies on an ongoing basis.

The Investment Advisory Agreement is effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the independent trustees. The Fund may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations.

The Fund pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.

Management Fee
The management fee is calculated and payable monthly in arrears at an annual rate of 1.00% of the Fund's net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means the Fund's total assets less the fair value of its liabilities, determined on a consolidated basis in accordance with GAAP.

The Adviser agreed to not charge the Fund a management fee until the Fund has an effective registration statement under the Securities Act. In addition, the Adviser has agreed to waive its management fee for the first six months following the date on which the Fund’s registration statement under the Securities Act becomes effective. On March 13, 2026, the Fund’s registration statement under the Securities Act became effective. Accordingly, the foregoing waiver of the management fee is expected to terminate on September 13, 2026.

Incentive Fee
Incentive fee will be based on income, whereby the Fund pays the Adviser quarterly in arrears 15.0% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for the relevant calendar quarter subject to a 1.5% per quarter (6.0% annualized) hurdle rate (the “Hurdle Rate”). “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees, as well as prepayment premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and an administration agreement with our administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and Member servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The Fund pays the Adviser an incentive fee with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns as follows:

•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar year in which the Fund’s Pre-Incentive Fee Net Investment Income Returns does not exceed the Hurdle Rate;

•100% of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the Hurdle Rate but is less than a rate of return of 1.765% (7.06% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the Hurdle Rate but is less than 1.765%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15.0% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a Hurdle Rate did not apply if Pre-Incentive Fee Net Investment Income Returns exceeds 1.765% in any calendar quarter; and

•15.0% of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds 1.765% (7.06% annualized), which reflects that once the Hurdle Rate is reached and the catch-up is achieved, 15.0% of all Pre-Incentive Fee Net Investment Income Returns is paid to the Adviser.

The Adviser agreed to not charge the Fund an incentive fee until the Fund has an effective registration statement under the Securities Act. In addition, the Adviser has agreed to waive its incentive fee for the first six months following the date on which the Fund’s registration statement under the Securities Act becomes effective. On March 13, 2026, the Fund’s registration statement under the Securities Act became effective. Accordingly, the foregoing waiver of the incentive fee is expected to terminate on September 13, 2026.

Administration Agreement
Under the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to Members and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the reasonable fees, costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of OHA or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator has hired a sub-administrator to assist in the provision of administrative services. The sub-administrator receives compensation for its sub-administrative services under a sub-administration agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.

For the six months ended June 30, 2026, the Fund incurred $0.3 million of expenses related to the Administrator which is included in other general and administrative expenses on the Consolidated Statement of Operations, and the related payable is included in accrued expenses and other liabilities in the Consolidated Statement of Assets and Liabilities. The Fund incurred expenses related to the sub-administrator of $0.3 million for the six months ended June 30, 2026, which is included in administrative service expenses on the Consolidated Statement of Operations, and the related payable is included in accrued expenses and other liabilities in the Consolidated Statement of Assets and Liabilities.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation agreement (the "Expense Limitation Agreement") in respect of each of Class A Shares, Class D Shares, and Class I Shares, under which the Adviser has agreed contractually until six months from the date of the public offering of the Fund to waive its management fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) incentive fees and (iii) any distribution and/or shareholder servicing fees) exceed 1.0% of the month-end NAV of such class (the "Expense Cap").

In consideration of the Adviser’s agreement to waive its management fee and incentive fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed in respect of each of Class A Shares, Class D Shares, and Class I Shares subject to the limitation that a reimbursement (an "Adviser Recoupment") will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect until one year from the date of the public offering of the Fund, unless and until the Board approves its modification or termination.

The following table presents a summary of expense support and the related recoupment of expense support for the six months ended June 30, 2026. Amounts eligible for recovery as of June 30, 2026 expire as follows; $0.7 million in the year ended December 31, 2027, $2.4 million in the year ended December 31, 2028 and $0.4 million in the year ended December 31, 2029.

For the Six Months Ended	Expense Support from the Advisor	Payable to Advisor	Recoupment of Expense Support	Unreimbursed Expense Support
June 30, 2026	$(436)	$—	$—	$(3,461)

Distribution and/or Shareholder Service Expenses

The Fund has adopted a distribution and shareholder services plan (the “Distribution and Shareholder Services Plan”) with respect to its Class A Shares and Class D Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, each of the Fund’s Class A Shares and Class D Shares may incur expenses on an annual basis of up to 0.75% and 0.25%, respectively, of its average monthly net assets. With respect to Class A Shares, the entire fee is characterized as a “distribution fee.” With respect to Class D Shares, the entire fee is characterized as a “shareholder service fee.” For the six months ended June 30, 2026, the Fund did not incur any distribution or shareholder servicing fees.
Note 4. Investments
The composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2026, is as follows:

	June 30, 2026
	Amortized Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$183,461	$176,555	59.3%
Second Lien Debt	49,863	45,295	15.2%
Corporate Bonds	40,636	38,362	12.9%
Asset-Backed Securities	17,767	15,835	5.3%
Preferred Equity	13,769	13,851	4.7%
Common Stocks	6,002	7,810	2.6%
Total	$311,498	$297,708	100.0%

The industry composition of investments based on fair value as of June 30, 2026, is as follows:

June 30, 2026
High Tech	15.2%
Services: Business	14.0%
Healthcare, Education and Childcare	11.1%
Finance	8.2%
Telecommunications	7.5%
Automobile	5.0%
Chemicals, Plastics and Rubber	4.9%
Services: Consumer	4.9%
Buildings and Real Estate	3.2%
Banking	3.0%
Capital Equipment	2.9%
Energy: Electricity	2.6%
Construction & Building	2.4%
Personal and Nondurable Consumer Products (Manufacturing only)	2.0%
Aerospace and Defense	1.6%
Consumer Goods: Durable	1.6%
Structured Finance	1.4%
Containers, Packaging and Glass	1.3%
Insurance	1.2%
Media: Diversified & Production	1.2%
Media: Broadcasting & Subscription	1.2%
Hotels, Restaurants and Leisure	1.1%
Oil and Gas	1.0%
Utilities: Water	0.7%
Transportation: Cargo	0.6%
Energy: Oil & Gas	0.2%
Total	100.0%

The geographic composition of investments at cost and fair value as of June 30, 2026, is as follows:

	June 30, 2026
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$300,646	$285,978	96.0%	114.3%
Greece	3,888	4,645	1.6%	1.9%
Canada	3,731	3,823	1.3%	1.5%
Netherlands	1,510	1,539	0.5%	0.6%
United Kingdom	1,193	1,193	0.4%	0.5%
Ireland	530	530	0.2%	0.2%
Total	$311,498	$297,708	100.0%	119.0%

Note 5.  Fair Value of Investments

The following table presents the fair value hierarchy of investments as of June 30, 2026, categorized by the ASC 820 valuation hierarchy, as previously described:

	June 30, 2026
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$31,819	$144,736	$176,555
Second Lien Debt	—	11,870	33,425	45,295
Asset-Backed Securities	—	15,835	—	15,835
Corporate Bonds	—	37,550	812	38,362
Common Stocks	—	—	7,810	7,810
Preferred Equity	4,758	—	9,093	13,851
Total	$4,758	$97,074	$195,876	$297,708
The following table presents the change in the fair value of financial instruments as of June 30, 2026, for which Level 3 inputs were used to determine the fair value:

	For the Six Months Ended June 30, 2026
	First Lien Debt	Second Lien Debt	Bonds and Notes	Common Stocks	Preferred Equity	Total Investments
Fair value, beginning of period	$106,739	$31,756	$—	$6,764	$8,640	$153,899
Purchases of investments (1)	40,709	4,092	18	528	—	45,347
Proceeds from principal repayments and sales of investments	(5,203)	(938)	—	—	453	(5,688)
Accretion of discount/amortization of premium	114	17	9	—	—	140
Net realized gain (loss)	34	—	1	—	—	35
Net change in unrealized appreciation (depreciation)	(1,904)	(1,502)	(427)	518	—	(3,315)
Transfers into Level 3 (2)	4,247	—	1,211	—	—	5,458
Transfers out of Level 3 (2)	—	—	—	—	—	—
Fair value, end of Period	$144,736	$33,425	$812	$7,810	$9,093	$195,876
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of June 30, 2026	$(1,773)	$(1,492)	$(426)	$518	$—	$(3,173)
(1)Purchases include PIK interest, if applicable.
(2)Transfers between levels are recognized at the beginning of the year in which the transfers occur. For the six months ended June 30, 2026, there were two transfers into Level 3 from Level 2 which was primarily due to decreased price transparency.

Significant Unobservable Inputs
In accordance with ASC 820, the following table provides quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2026.  The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	June 30, 2026
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average)(1)
Assets:
First Lien Debt	$127,281	Discounted cash flow	Comparative Yield	7.3% - 17.6% (9.6%)
First Lien Debt	12,266	Precedent Transaction	Transaction Price	N/A
First Lien Debt	3,174	DCF/Market Comparable Companies	EBITDA Multiple	6.25x
First Lien Debt	1,637	DCF/Market Comparable Companies	Discount Rate	8.0%
First Lien Debt	378	Market Comparable Companies	EBITDA Multiple	8.0x
Total First Lien Debt	$144,736
Second Lien Debt	32,609	Discounted cash flow	Comparative Yield	9.0% - 23.5% (13.1%)
Second Lien Debt	816	Precedent Transaction	Transaction Price	N/A
Total Second Lien Debt	$33,425
Bonds and Notes	812	DCF/Market Comparable Companies	EBITDA Multiple	6.25x
Total Bonds and Notes	$812
Common Stocks	6,387	Precedent Transaction	Transaction Price	N/A
Common Stocks	830	Discounted cash flow	Discount Rate	14.0%-27.7% (22.7%)
Common Stocks	593	Market Comparable Companies	EBITDA Multiple	11.5x
Total Common Stocks	$7,810	Guideline Public Companies	EBITDA Multiple
Preferred Stocks	4,645	DCF/Market Comparable Companies	EBITDA Multiple	8.2x
Preferred Stocks	4,413	Discounted cash flow	Comparative Yield	13.5%-17.8% (14.0%)
Preferred Stocks	35	Market Comparable Companies	EBITDA Multiple	10.0x
Total Preferred Stocks	$9,093
Total Assets	$195,876

(1) Weighted averages are calculated based on fair value of investments.

The Fund used the income approach to determine the fair value of certain Level 3 assets as of June 30, 2026. The significant unobservable inputs used in the income approach are the comparative yield, EBITDA multiple and discount rate. The comparative yield and discount rate are used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value. An increase/decrease in the EBITDA multiple would result in an increase/decrease, respectively, in the fair value.

Financial instruments disclosed but not carried at fair value

The carrying values of the debt obligations (Note 6) generally approximate their respective fair values due to their variable interest rates. The fair value of these debt obligations would be categorized as Level 2 under the ASC 820-10 hierarchy.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

Note 6. Debt
The Fund may use financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). As of June 30, 2026, the Fund's asset coverage was 505.9%.
The following table presents the Fund’s outstanding borrowings as of June 30, 2026:

	As of June 30, 2026
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
CIBC Credit Facility	$100,000	$61,650	$61,650	$61,650
Total Debt	$100,000	$61,650	$61,650	$61,650

(1)Carrying value of these debt obligations generally approximate fair value due to their variable interest rates.
(2)The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.

For the six months ended June 30, 2026, the Fund had total average borrowings of $30.5 million at a weighted average interest rate of 5.5%.

A summary of contractual maturities of our debt obligations was as follows as of June 30, 2026:

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
CIBC Credit Facility	$61,650	$—	$—	$61,650	$—
Total Debt Obligations	$61,650	$—	$—	$61,650	$—

CIBC Credit Facility

For financing purposes the Fund maintains one wholly owned special purpose entity, TRP OHA FCI SPV Funding I, LLC, a Delaware limited liability company exempt from registration under the 1940 Act. On October 11, 2024 (the “Effective Date”), the Fund entered into a loan and servicing agreement (the “CIBC Loan Agreement” or the “CIBC Credit Facility”), among TRP OHA FCI SPV Funding I, LLC, as borrower, the Fund, as transferor, TRP OHA FCI Servicer Funding I, LLC, as servicer, The Bank of New York Mellon Trust Company, National Association, as securities intermediary, collateral custodian, collateral agent and collateral administrator, the lenders party thereto, and Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent (the “Administrative Agent”) (together, the "Parties"). The original facility amount under the CIBC Loan Agreement was $50.0 million.
Proceeds of the loans under the CIBC Loan Agreement may be used to acquire certain qualifying loans and such other uses as permitted under the CIBC Loan Agreement. The period from the closing date until October 11, 2027 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the CIBC Loan Agreement. The final maturity date is the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days’ prior written notice to the Administrative Agent, the Collateral Agent and the Lenders, (b) October 11, 2029, and (c) the date on which the Administrative Agent or the required lenders provide notice of the declaration of the final maturity date after the occurrence of an event of default. The CIBC Loan Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.
Assets that are pledged as collateral under the CIBC Loan Agreement are not available to the creditors of the Fund to satisfy any obligations of the Fund other than the Fund’s obligations under the CIBC Loan Agreement.
Borrowings under the CIBC Loan Agreement bear interest at (a) in the case of borrowings denominated in USD, either Daily Simple SOFR or Term SOFR, at the election of the Borrower, plus 2.10%, (b) in the case of borrowings denominated in GBP, Daily Simple SONIA plus 2.10%, (c) in the case of borrowings denominated in CAD, Term CORRA plus 2.10% or (d) in the case of borrowings denominated in EUR, EURIBOR plus 2.10%. The Fund is to pay an unused commitment fee of 50 basis points (0.50%) per annum on certain unused amounts subject to a 50% minimum utilization beginning April 11, 2025. The stated maturity date is October 11, 2029.
On June 6, 2025, the Parties entered into Amendment No. 1 (the “First Amendment”) to the CIBC Loan Agreement. The amended facility amount under the First Amendment is $75.0 million, which may be increased by mutual agreement of the parties as the net assets of the Fund increase. The First Amendment, among other things, (i) reduced the applicable spread for advances to 1.85% per annum and (ii) extended the ramp-up period to October 11, 2025.
On July 16, 2025, the Parties entered into Amendment No. 2 (the “Second Amendment”) to the CIBC Loan Agreement. The amended facility amount under the Second Amendment is $75.0 million, which may be increased by mutual agreement of the parties as the net assets of the Fund increase.
On December 30, 2025, the Parties entered into Amendment No. 3 (the “Third Amendment”) to the CIBC Loan Agreement. The amended facility amount under the Third Amendment is $100.0 million, which may be increased by mutual agreement of the parties as the net assets of the Fund increase. The Third Amendment, among other things, (i) increased the facility amount to $100.0 million and (ii) extended the ramp-up period through April 2026.
For the six months ended June 30, 2026, the components of interest expense related to the CIBC Credit Facility were as follows:

Six Months Ended June 30, 2026
Borrowing interest expense	$841
Unused facility fee	—
Amortization of deferred financing costs	88
Total interest and debt financing expense	$929

Note 7: Derivatives
The Fund enters into derivative financial instruments in the normal course of business from time to time to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures. For derivative contracts, the Fund enters into netting arrangements with its counterparties. In accordance with authoritative guidance, the Fund offsets fair value amounts recognized for derivative instruments with the same counterparty under a master netting arrangement.
Foreign Currency Forwards
The Fund may enter into forward currency exchange contracts to reduce the exposure to foreign currency exchange rate fluctuations of the Fund and its shareholders, as described in Note 2. The fair value of derivative contracts open as of June 30, 2026 is included on the Consolidated Schedules of Investments by contract. The Fund had no collateral payable as of June 30, 2026.
During the six months ended June 30, 2026, the average notional exposure for foreign currency forward contracts was $8.0 million.

The following table presents both gross and net information about derivative instruments eligible for offset in the Consolidated Statements of Assets and Liabilities as of June 30, 2026.

June 30, 2026
Counterparty	Gross Amount of Assets	Gross Amount of (Liabilities)	Net amounts presented in the Statements of Assets and Liabilities	Collateral Received/Pledged(1)	Net Amounts(2)
State Street Bank and Trust Company	$114	$—	$114	$—	$114

(1)Amount excludes excess cash collateral paid.
(2)Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set off rights under the agreement. Net amount excludes any over-collateralized amounts, if applicable.

The effect of transactions in derivative instruments on the Consolidated Statements of Operations during the six months ended June 30, 2026 was as follows:

Six Months Ended
June 30, 2026
Realized gain (loss) on foreign currency forward contracts	$259
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	85
Total net realized and unrealized gain (loss) on foreign currency forward contracts	$344

Note 8: Segment Reporting
The Fund operates through a single operating and reporting segment with an investment objective to generate both current income and capital appreciation through debt and equity investments. The CODM is comprised of the Fund’s lead portfolio managers and internal members of the Board of Trustees (including the chief executive officer), chief financial officer and chief operating officer, and the CODM assesses the performance and makes operating decisions for the Fund on a consolidated basis primarily based on the Fund’s net increase in shareholders’ equity resulting from operations (“GAAP net income”). In addition to numerous other factors and metrics, the CODM utilizes GAAP net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated balance sheet as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations.
Note 9: Commitments and Contingencies
The Fund’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2026, the Fund had unfunded commitments to fund delayed draw and revolving debt of $26.8 million and $7.9 million, respectively. The fair value of the unfunded positions is included in the investments at fair value on the Consolidated Schedule of Investments.

Investments	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Arax MidCo, LLC	2026 Delayed Draw Term Loan	03/24/2032	$1,097	$(3)
Arax MidCo, LLC	2026 Revolver	03/24/2032	198	—
Arctic US Bidco, Inc.	Delayed Draw Term Loan	11/03/2032	700	(3)
Arctic US Bidco, Inc.	Revolver	11/03/2032	163	69

Area Wide Protective (AWP Group)	2026 Revolver	12/22/2032	241	84
Associations, Inc.	2026 Delayed Draw Term Loan B	07/02/2028	1,227	—
Associations, Inc.	2024 Special Purpose Delayed Draw Term Loan	07/03/2028	8	9
Associations, Inc.	2024 2nd Amendment Revolver	07/03/2028	14	—
Banyan Software Holdings, LLC	2025 Delayed Draw Term Loan	01/02/2031	1,618	866
Banyan Software Holdings, LLC	2024 Revolver	01/02/2031	266	60
Beacon Pointe Advisors LLC	2021 Revolver	12/29/2027	199	—
Beyond Risk	2026 Delayed Draw Term Loan	03/11/2033	395	(2)
Beyond Risk	2026 Revolver	03/11/2033	178	(1)
Circana Group, L.P.	2025 Revolver	12/01/2028	230	—
CNSI Holdings, LLC	Revolver	12/17/2029	311	—
CoreWeave	Delayed Draw Term Loan	11/17/2031	903	527
Diligent Corp.	2024 Revolver	08/02/2030	113	72
Drive Centric Holdings, LLC	2025 1st Amendment Delayed Draw Term Loan	08/15/2031	350	—
Dun & Bradstreet Corp.	2025 Revolver	08/26/2032	149	29
Eagan Sub, Inc.	Delayed Draw Term Loan	09/08/2032	954	(2)
Eagan Sub, Inc.	Revolver	09/08/2032	509	(1)
Flexera Software LLC	2025 Revolver	08/16/2032	199	(1)
GTCR BC Purchaser, INC.	Delayed Draw Term Loan	11/19/2032	290	(2)
GTCR BC Purchaser, INC.	Revolver	11/19/2031	155	(1)
IG Investment Holdings LLC	2024 Refinancing Revolver	09/22/2028	149	—
JNPR Aero, LLC	Revolver	11/01/2032	77	(1)
Learfield Communications (Baby Bison) (A-L Parent) (London Buyer) (Private)	Delayed Draw Term Loan	06/24/2033	391	(2)
Learfield Communications (Baby Bison) (A-L Parent) (London Buyer) (Private)	Revolver	06/24/2033	587	(3)
LiveOak Fiber Holdings	Delayed Draw Term Loan	04/08/2031	3,337	204
Majesco, LLC	2026 Revolver	01/07/2033	422	(1)
Ministry Brands Purchaser LLC	Revolver	12/30/2027	149	(2)
Modernizing Medicine Inc.	Revolver	04/30/2032	103	—
MRI Software LLC	2020 Revolver	02/10/2028	104	34
National Resilience, LLC	Delayed Draw Term Loan	11/21/2030	3,065	(123)
National Resilience, LLC	Specified Delayed Draw Term Loan	11/21/2030	1,640	404
Navex Global Holdings Corporation	Delayed Draw Term Loan	10/14/2032	364	(1)
Navex Global Holdings Corporation	Revolver	10/14/2031	17	—
OBHG (OB Hospitalist Group)	2026 Revolver	01/31/2031	413	59
Omni Fiber, LLC	2026 Incremental Delayed Draw Term Loan	07/03/2030	5,021	(75)
Orion Group Holdco, LLC	2025 Delayed Draw Term Loan	11/26/2032	238	256

Packaging Coordinators Midco, Inc.	2025 Refinancing Delayed Draw Term Loan	10/15/2032	934	(12)
Packaging Coordinators Midco, Inc.	2025 Initial Dollar SP Delayed Draw Term Loan	10/15/2032	24	109
Packaging Coordinators Midco, Inc.	2025 Revolver	10/15/2032	494	(6)
Pave America Holding LLC	2025 Delayed Draw Term Loan	08/27/2032	453	451
Pave America Holding LLC	2025 Revolver	08/27/2032	340	336
Pike Corporation	2025 Delayed Draw Term Loan	12/20/2032	638	(2)
Pike Corporation	2025 Revolver	12/20/2032	426	(1)
Quality Collision Group, LLC	Delayed Draw Term Loan	03/30/2033	919	(7)
Quality Collision Group, LLC	Revolver	03/30/2033	306	(2)
Saber Parent Holdings Corp	Delayed Draw Term Loan	12/16/2032	447	99
Sciens Building Solutions (Java Buyer)	2026 Incremental Delayed Draw Term Loan	12/15/2030	347	83
Sciens Building Solutions (Java Buyer)	2026 Revolver	12/15/2030	153	—
Service Logic (Saber)	Revolver	12/16/2032	146	126
Spectrum Automotive Holdings, Corp.	2021 Revolver	06/29/2027	104	(1)
THG Acquisition LLC	2024 Delayed Draw Term Loan	10/31/2031	129	368
THG Acquisition LLC	2024 Revolver	10/31/2031	189	60
Tyber Medical LLC	Delayed Draw Term Loan	06/14/2032	317	(2)
Tyber Medical LLC	USD Revolver	06/12/2031	19	128
Tyber Medical LLC	Multicurrency Revolver	06/12/2031	—	2
UFT Buyer LLC	Delayed Draw Term Loan	12/06/2032	520	160
UFT Buyer LLC	Revolver	12/06/2032	256	(1)
USIC Holdings, Inc.	2024 Specified Delayed Draw Term Loan	09/10/2031	22	79
USIC Holdings, Inc.	2024 Revolver	09/10/2031	22	191
Vantage Specialty Chemicals, Inc.	2025 Revolver	03/01/2029	115	36
W.A. Kendall and Company, LLC	2025 7th Amendment Delayed Draw Term Loan	04/22/2030	131	31
W.A. Kendall and Company, LLC	Revolver	04/22/2030	6	16
Wrench Group LLC	2025 Delayed Draw Term Loan	09/03/2032	357	(2)
Wrench Group LLC	2025 Revolver	09/03/2031	357	(2)
Total			$34,715	$4,686
Note 10. Shares of Beneficial Interests
The following table summarizes transactions in shares of beneficial interest for the six months ended June 30, 2026 and for the year ended December 31, 2025:

	Six Months Ended June 30, 2026		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
CLASS I (1)
Sold	2,398,188	$57,800	3,944,967	$98,018
Distributions and/or distributions reinvested	100,015	2,357	67,153	1,656
Repurchased	(2,755)	(64)	—	—
Net increase (decrease)	2,495,448	$60,093	4,012,120	$99,674

(1) As of June 30, 2026, Class I was the only active share class.

As of June 30, 2026, the Fund had 10,741,847 of Class I shares issued and outstanding with a par value of $0.001 per share. For the six months ended June 30, 2026, the Fund received $60.09 million in total equity proceeds, or 2,495,448 Class I shares issued. As of June 30, 2026, there were no Class A Shares or Class D Shares outstanding.

Distributions are recorded on the record date. For the six months ended June 30, 2026, the Fund declared distributions of $11.5 million from distributable proceeds as shown in the Consolidated Statements of Changes in Net Assets. The Fund declared distributions monthly through February 2026. Following the effectiveness on March 13, 2026 of the Fund’s registration statement filed under the Securities Act, the Fund commenced declaring distributions on a daily basis.

The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and in accordance with applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding common shares of beneficial interest (“Shares”) at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

The following table summarizes the share repurchases completed during the six months ended June 30, 2026:

Repurchase Pricing Date(1)	Shares Repurchased	Purchase Price/Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
May 20, 2026	2,755	$23.38	$64	528,059	5%	0.03%
	2,755		$64

(1) Quarterly repurchases offered by the Fund occur in the months of January, April, July and October.
Note 11. Subsequent Events
Subsequent events have been evaluated through the dates the Consolidated Schedule of Investments was issued. There have been no subsequent events that require recognition or disclosure through the date the Consolidated Schedule of Investments was issued, except as disclosed below.
Quarterly Repurchase Offer

The Fund initiated a quarterly repurchase offer that commenced on July 29, 2026, and will conclude on August 21, 2026.

Commencement of Class A and Class D Share class

On July 2, 2026, the Fund issued initial shares of Class A and Class D shares for proceeds totalling $10,000 each. The issuance represents the commencement of shareholder activity in each share class. No adjustment to the financial statements was required as a result of these events. The Class A and D shares have the same rights and privileges as the Fund's existing share Class I, except for differences related to class-specific expenses, fees, and other features applicable to the class.

PRIVACY NOTICE

This Privacy Notice is provided by the T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”), OHA Private Credit Advisors II, L.P. and its affiliates, including T. Rowe Price Investment Services, Inc. and other affiliates within the Oak Hill Advisors and T. Rowe Price family of companies in their capacity in providing investment management, administrative, operational, and other services for the Fund (collectively, “we” unless specified otherwise)2. We are committed to handling “non-public personal information” and “personal data” in accordance with applicable laws, rules and regulations.

Technology has dramatically changed the way information of all kinds is gathered, used and stored, but the importance of preserving the security and confidentiality of information has remained a core value of ours. We recognize and respect the privacy expectations of website visitors, clients, investors and their affiliated individuals. Confidentiality and protection of non-public personal information and personal data are among our fundamental responsibilities. This Privacy Notice applies to “Relevant Individuals,” defined in this Privacy Notice as anybody acting in one of the following capacities:
•An “Individual Investor,” i.e., a natural person investing with the Fund or otherwise acting as a client of the Fund in their individual capacity;
•Directors and managers of the Fund; and
•Any natural person affiliated with a client, investor, counterparty, or supplier of or to the Fund (such as an employee, director, officer, partner, member, shareholder, beneficial owner, affiliate, agent or representative).

This Privacy Notice is current as of the date stated at the end of the Notice, but as circumstances or requirements change, we may need to amend this Privacy Notice. We will notify Relevant Individuals of any material amendment by posting an updated version on the Fund’s website, when available, and/or taking other steps.

What We Need You to Do

Please provide this Privacy Notice to any Relevant Individuals whose Personal Information (as defined below) may be provided to us. In addition, to the extent we are provided with sensitive Personal Data (as defined below), we recommend it is encrypted before being sent.

Key Concepts

“Personal data” is any information relating to an identified or identifiable natural person (as further defined in the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, and their related regulations (collectively, “CCPA”), the Gramm-Leach-Bliley Act (“GLBA”) and other applicable laws and regulations relating to privacy, data protection, breach notification, or the processing of personal information). “Non-public personal information” is any personally identifiable financial information relating to natural persons that is not publicly available. We refer in this Privacy Notice to “non-public personal information” and other “personal data” together as “Personal Information”.

Personal Information Collected

We may collect or otherwise process some or all of the following categories of Personal Information:
•Identifiers, such as full name, residential / office address, and other contact information, as well as government-issued identification details (e.g., social security number, or details from a driver’s license, state identification card or passport);
•Commercial information, such as:
◦information about a Relevant Individual’s interests in the Fund (such as account balances and percentage interests);
◦transaction and interaction information, such as transaction history, client service records, communications with or concerning the Fund by email or other methods, and other information about the Relevant Individual’s investments with us or other dealings with us;
◦other financial information (e.g., assets, net worth, income, investments, beneficial interests, investment history, bank account details, utility bills and other personal financial data);
•Professional and employment information, such as education history;
•Internet or other electronic network activity information, including information collected by automated means when an individual visits the Fund’s website, when available, that may sometimes qualify as Personal
2 This Privacy Notice addresses the collection and use of Personal Information as related to the Fund. If you are interacting with Oak Hill Advisors or T. Rowe Price in relation to a different product, service, subsidiary, affiliate, or digital property, a separate privacy policy or privacy notice will apply

Information, such as IP address, details about navigation on the Fund’s website, when available, and details about the individual’s browser or device, a unique identifier or other information that we or our partners may store or read on the visitor’s browser or device with cookie technology (details further below);
•Other Personal Information, such as date of birth, compliance program data including records related to tax laws, Know Your Customer (KYC), Office of Foreign Assets Control (OFAC), anti-money laundering (AML), and Foreign Corrupt Practices Act (FCPA), background check information; and
•Inferences we generate based on the data above.

Where the client or investor is an individual, we will usually collect this information directly from the individual. Where the client or investor (or other party engaging with us concerning the Fund) is a corporate entity, we will usually collect the information from the client or investor or their professional advisors or agents. In some cases, we may receive the information from another party, such as a background check provider.

Some of the personal information we collect is described in Cal. Civ. Code Section 1798.80.

Sensitive Personal Information

Some of the Personal Information described in the “Personal Information Collected” section above also constitutes “sensitive personal information” under the CCPA. We use and disclose sensitive personal information for our business and compliance functions and for other legally authorized purposes. We do not use or disclose it in a manner that would give rise to a right to limit its use or disclosure under the CCPA.
•Government-issued identification numbers are used and disclosed for identification, compliance, and related purposes, and as otherwise authorized by the CCPA;
•Account login credentials (user names with password, access code or other credential that permits access to an account) are used and disclosed as needed to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA; and
•Financial account number or payment card number with any password, access code, or other credential that permits access to an account are used and disclosed as needed to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA.
Uses of Personal Information

We will use Personal Information for some or all of the following purposes:
•to provide the service, information, or product requested;
•in managing our relationship with the client or investor or other party (for example, to send transactional messages, to maintain the integrity of our records, to identify you);
•in managing our business operations and information technology resources (for example, managing internal directories and client relationship management systems);
•in protecting the Fund, its clients, investors, trading partners and others (for example, risk management and fraud prevention);
•to address legal requirements (including laws designed to protect the integrity of the financial sector, which require measures such as anti-money laundering checks and the recording of calls and emails); and
•for Fund-related informational or marketing communications, where appropriate and permitted by applicable law.
From time to time, we may also use a Relevant Individual’s Personal Information in other situations, such as with the Relevant Individual’s consent.

Retention of Personal Information

The Personal Information we collect, including sensitive Personal Information, will be retained for at least as long as necessary to satisfy the purposes for which it was collected and our legal obligations. As described above, these purposes include our business operations and complying with reporting, legal, tax and accounting obligations. In determining how long to retain information, we generally will consider the amount, nature and sensitivity of the information, the purposes for which we process the Personal Information and whether we can achieve those purposes in other ways, the applicable legal requirements, internal recordkeeping practices and/or our legitimate interests.

Because we may collect and use the same category of personal information for different purposes and in different contexts, there is not typically a fixed retention period that always will apply to a particular category of personal information.

Disclosures of Personal Information

For the purposes described in the previous section, where permitted by applicable law, we may disclose Personal Information in some or all of the following ways:
•to the client or investor;
•to other entities that assist in carrying out the activities described above, including professional advisors, technology providers, auditors, administrators, registrars, depositaries and other service providers;
•to regulatory bodies and governmental authorities;
•to other participants in certain transactions with the Fund (for example, to assist another party in discharging their legal obligations in respect of, for example, anti-money laundering legislation and to honor their legal right to obtain a recording of certain regulated calls or a copy of certain regulated electronic communications between us and that other party);
•to others (such as litigants, or an acquirer or others connected with an acquisition or similar transaction involving the Fund); and
•to agents, delegates, or related, associated or affiliated entities of the foregoing.

From time to time, we may also disclose a Relevant Individual’s Personal Information in other situations, such as at the Relevant Individual’s request.

Security of Personal Information

We take steps to restrict access to Personal Information, including various physical, electronic, and procedural safeguards. The specific security measures we use in a particular context depend on that context, but we draw from measures such as access controls, malware defenses, encryption, facility security, and various monitoring strategies. We also maintain incident response procedures.

California Privacy Information – CCPA

This section provides detailed information applicable only to eligible California residents under the CCPA. This section does not apply to Individual Investors, as our processing of their Personal Information is exempt from the CCPA, and it also does not cover any other Personal Information for which we are exempt from the CCPA, such as “publicly available information” as defined in the CCPA. Data that is not subject to the CCPA may be handled differently than described here.

During the past 12 months, we may have collected all of the types of personal information described in the “Personal Information Collection” section of this Privacy Notice, and disclosed at least some of each category of personal information in some instances to our affiliates, service providers and other entities that assist us with our business. We also made the other disclosures described in this paragraph. We disclosed government-issued identification details (e.g., social security number, or details from a driver’s license, state identification card or passport), other identifiers (such as full name, residential address and other contact information) and professional and employment information to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We disclosed other Personal Information (except account credentials, inferences and internet or electronic network activity), such as date of birth and background check information, to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We made these disclosures of personal information about Californians for the purposes described in the “Disclosure of Personal Information” section above.

We do not “sell” or “share” Personal Information (as those terms are defined in the CCPA) nor have we over the last 12 months. We do not “sell” or “share” personal information if we have actual knowledge that the individual is less than 16 years of age.

Subject to some limitations, the CCPA allows you to ask us to:
• provide access to and/or a copy of certain personal information we hold about you;
• correct certain personal information we have about you;
• delete certain personal information we have about you; and
• inform you about the categories of personal information we have collected about you in the preceding 12 months, the categories of sources of such information, the business or commercial purpose for collecting or selling your personal information, the categories of third parties to whom we have disclosed certain personal information, confirmation that we did not “sell” or “share” your Personal Information, and more specific detail about what categories of information were otherwise disclosed to particular categories of third parties.
If you would like to exercise any of these rights, you may submit your request by completing the CCPA Rights Request Form or calling us at 1 (888) 992-0501. We may need to request specific information from the Relevant Individual to confirm their identity and ensure their right to access the Personal Information (or to exercise any of their other rights). For example, we may request that you confirm, depending on the sensitivity of the information involved, the nature of our relationship with you, and the type of request you are making, verifying your name, email address, account number, and other information regarding your interactions with the Fund.

You can designate an authorized agent to make a CCPA request on your behalf. To do so, we must receive a legally sufficient power of attorney signed by you pursuant to California Probate Code sections 4121 to 4130, or other written authorization acceptable to us, for the agent to act on your behalf. You may still need to verify your identity and confirm the agent’s authority directly with us. For security and legal reasons, we may refuse to accept requests that require us to visit an agent’s website. You also have a right not to receive “discriminatory treatment” (within the meaning of the CCPA) for the exercise of the privacy rights conferred by the CCPA.

Cookies

We and service providers and vendors may collect information from your computer or other device by automated means such as cookies, web beacons, local storage, JavaScript, mobile-device functionality and other computer code (collectively, “cookies”). This information may include unique browser identifiers, IP address, browser and operating system information, device identifiers, other device information, Internet connection information, as well as details about your interactions with the Fund’s website, when available (for example, the URL of the website from which you came, the pages on the Fund’s website, when available, that you may visit, when available, and the links you may click on in the Fund’s website, when available). In some cases (such as cookies), the tools described here may involve storing unique identifiers or other information on your device for later use.

You may be able to set your browser to refuse certain types of cookies, or to alert you when certain types of cookies are being used. Some browsers offer similar settings for HTML5 local storage and other technologies. However, if you block or otherwise reject cookies, local storage, JavaScript or other technologies, some current or future interactive aspects of the Fund’s website, when available, may not function as expected.

Contacting Us

To notify us of your preferences, or to provide us with complaints, concerns or questions, please contact us via oakhilladvisorsupdate@oakhilladvisors.com.

Effective: August 16, 2023

Last Reviewed: January 10, 2025

PART II OTHER INFORMATION

Item 2. Code of Ethics

Not applicable for this filing.
Item 3. Audit Committee Financial Expert

Not applicable for this filing.

Item 4. Principal Accountant Fees and Services

Not applicable for this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable for this filing.

Item 6. Investments

(a) See Schedule of Investments included in Part 1 of this Form N-CSRS.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

(a) Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

(a) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

(a) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable for this filing.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for this filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

(a) Not applicable.

Item 16. Controls and Procedures

(a) In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Form N-CSRS and determined that our disclosure controls and procedures are effective as of the end of the period covered by this Semi-Annual Report.

(b) There have been no changes in our internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

Item 19.    Exhibit and Financial Statement Schedules

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(4) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Date: August 20, 2026	/s/ Greg Leveto
Greg Leveto
Chief Executive Officer

Date: August 20, 2026	/s/ Amaka Dike
Amaka Dike
Principal Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

Name	Title	Date

/s/ Greg Leveto Greg Leveto	Chief Executive Officer and Trustee (Principal Executive Officer)	August 20, 2026

/s/ Amaka Dike Amaka Dike	Principal Financial Officer and Principal Accounting Officer	August 20, 2026